SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

LMP REAL ESTATE INCOME FUND INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

THE STOCKHOLDER MEETING IS A FEW DAYS AWAY

VOTE YOUR PROXY ONLINE AT WWW.PROXYVOTE.COM

OR

BY TELEPHONE AT 1-800-454-8683

PLEASE VOTE FOR YOUR FUND’S NOMINEES

LMP REAL ESTATE INCOME FUND INC.

620 Eighth Avenue

New York, New York 10018

June 2, 2015

DEAR STOCKHOLDER:

As we promised, we will continue to update you on any new developments and ensure that you always know the truth about LMP Real Estate Income Fund Inc. and your investment in the Fund. On May 29, 2015, the Annual Meeting of LMP Real Estate Income Fund Inc. was adjourned due to the lack of a quorum present for the meeting. The meeting will reconvene on June 8th at 2:00 pm at 620 Eighth Avenue (at 41st Street), 49th Floor, New York, New York 10018, in order to provide additional time to gather votes for the necessary quorum.

As you consider how to vote, please remember that:

•	The Board is acting in the best interests of ALL stockholders.

•	The Fund has an exceptionally strong investment performance record that has exceeded that of its Lipper Real Estate peers in each of the last 1-, 3-, 5- and 10-year periods, and distributions to stockholders have provided attractive income.

•	The Board’s incumbent nominees have a proven track record and are independent, highly-experienced and well-qualified.

•	Please remember that every vote is important. The Board urges any stockholders who have not voted to immediately vote their proxies for Management by entering your voting instructions at www.proxyvote.com or by calling 1-800-454-8683.

•	If you have any questions regarding the stockholder meeting or voting please call D.F. King toll free at 1-866-751-6313.

•	You should NOT send in the dissident’s green proxy card – it will CANCEL the vote for your Board’s nominees.

Sincerely,

KENNETH D. FULLER
CHAIRMAN OF THE BOARD

On March 27, 2015, the Fund filed with the Securities and Exchange Commission (SEC) and began mailing to stockholders a notice of annual meeting and a definitive proxy statement, together with a White Proxy Card that can be used to elect the Board’s three current incumbent nominees. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE FUND AND THE UPCOMING JUNE 8, 2015 ANNUAL MEETING OF STOCKHOLDERS. Stockholders can obtain additional copies of the notice of annual meeting and proxy statement and other documents filed by the Fund with the SEC when they become available, by contacting the Fund, 620 Eighth Avenue, New York, New York 10018, or by calling 1-888-777-0102. You may also visit the Fund’s Web site at www.lmcef.com. Additional copies of the proxy materials will be delivered promptly upon request. Free copies of these materials can also be found on the SEC’s Web site at http://www.sec.gov.